UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 24, 2007

Manhattan Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32639	36-3898269
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

810 Seventh Avenue, 4th Floor
New York, New York 10019
(Address of principal executive offices) (Zip Code)

(212) 582-3950
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its annual meeting held on May 24, 2007, the stockholders of Manhattan Pharmaceuticals, Inc. (the “Company”) approved an amendment to the Company’s 2003 Stock Option Plan (the “2003 Plan”) that increases the number of shares of common stock available for issuance under the 2003 Plan from 7,400,000 to 10,400,000. A copy of the 2003 Plan, as amended, is filed as Exhibit 10.1 to this report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1     2003 Stock Option Plan of Manhattan Pharmaceuticals, Inc., as amended

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MANHATTAN PHARMACEUTICALS, INC.

Date: May 31, 2007	By:	/s/ Michael G. McGuinness
Michael G. McGuinness
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	2003 Stock Option Plan of Manhattan Pharmaceuticals, Inc., as amended